SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       March 25, 1999



                         MDSI MOBILE DATA SOLUTIONS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Canada
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)


         0-28968                                         Not applicable
  ----------------------                        --------------------------------
 (Commission File Number)                      (IRS Employer Identification No.)


 12071 Shellbridge Way
 Richmond, British Columbia, Canada                           V6X 2W8
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 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 207-6000



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




                               Page 1 of 49 Pages

                           Exhibit Index is on Page 4

Item 5.  Other Events.



     On March 25, 1999, the Company mailed its Notice of Annual and Special Meeting of Shareholders with accompanying proxy materials to its shareholders. The Notice and proxy materials were accompanied by the Company's Annual Report on Form 10-K and Annual Report to Shareholders for the year ended December 31, 1999.



(c)  Exhibits.


20.1 Notice of Annual and Special Meeting of Shareholders dated March 25, 1999

20.2 Management Proxy Circular as at March 25, 1999

20.3 Proxy Solicited by Management of the Company for the Annual and Special Meeting of Shareholders to be held on May 6, 1999

20.4 National Policy 41 Election to receive supplemental mailings.

20.5 Annual Report to Shareholders





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



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          MDSI MOBILE DATA SOLUTIONS INC.




  May 6, 1999                             By /s/ Erik Dysthe
-----------------                            -----------------------------------
    Date                                     Erik Dysthe,
                                             Chief Executive Officer

                                  Exhibit Index




Exhibit                                                           Sequentially
Number         Exhibit                                           Numbered Page
-------        -------                                           -------------


20.1           Notice of Annual and Special Meeting of                  5
               Shareholders dated March 25, 1999

20.2           Management Proxy Circular as at                          6
               March 25, 1999

20.3           Proxy Solicited by Management of the Company            19
               for the Annual and Special Meeting of
               Shareholders to be held on May 6, 1999

20.4           National Policy 41 election to receive                  28

20.5           Annual Report to Shareholders                           29




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